UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of theSecurities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

EPR Properties

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

(Address of principal executive office)(Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Agreement.

On September 18, 2014, EPR Properties (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, for themselves and as representatives of the Underwriters named therein (the “Underwriters”). The Underwriting Agreement was in connection with the public offering of 3,680,000 of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) (which includes 480,000 Common Shares pursuant to the exercise of the Underwriters’ option to purchase additional Common Shares). The Company has filed a prospectus supplement in connection with the offering, dated September 18, 2014, and filed with the Securities and Exchange Commission on September 19, 2014.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

Item 8.01.	Other Events.

The Company is also filing this Current Report on Form 8-K to amend Exhibit 23 (the “Original Exhibit 23”) to its Annual Report on Form 10-K for the year ended December 31, 2013 filed on February 28, 2014 (the “2013 Form 10-K”). The Company’s independent registered public accounting firm, KPMG LLP (the “Firm”), consented to the use of their reports dated February 28, 2014 that are included in the 2013 Form 10-K. In the Original Exhibit 23, the Firm inadvertently referenced the incorrect registration statement number for the Company’s registration statement on Form S-3 (Reg. No. 333-189024) and omitted a reference to the Company’s registration statement on Form S-8 (Reg. No. 333-189028). The revised and updated consent attached hereto as Exhibit 23.3 (the “Revised Exhibit 23”) supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results of operations or any disclosures contained in the 2013 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

Number	Description

1.1	Underwriting Agreement, dated September 18, 2014, among EPR Properties and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, for themselves and as representatives of the Underwriters named therein.

5.1	Opinion of Stinson Leonard Street LLP as to the legality of the Common Shares.

8.1	Opinion of Stinson Leonard Street LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Common Shares.

23.1	Consent of Stinson Leonard Street LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Stinson Leonard Street LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

23.3	Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: September 23, 2014

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement, dated September 18, 2014, among EPR Properties and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, for themselves and as representatives of the Underwriters named therein.

5.1	Opinion of Stinson Leonard Street LLP as to the legality of the Common Shares.

8.1	Opinion of Stinson Leonard Street LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Common Shares.

23.1	Consent of Stinson Leonard Street LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Stinson Leonard Street LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

23.3	Consent of KPMG LLP.